UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):	March 14, 2017

ALASKA COMMUNICATIONS SYSTEMS GROUP, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-28167	52-2126573
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

600 Telephone Ave, Anchorage, Alaska	99503
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	907 - 297 - 3000

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02          Results of Operations and Financial Condition.

On March 14, 2017, the Company released its financial results for the fourth quarter and year ended December 31, 2016.  The press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.  A presentation of supplemental information to be reviewed on the Company’s earnings call to be held on March 14, 2017 will be made available on the Company’s Investor Relations website at http://www.alsk.com at the time of the call and is incorporated herein by reference.

Pursuant to General Instruction B.2 of Form 8-K, the information in this Item 2.02 is being furnished to the Securities and Exchange Commission and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934 or otherwise subject to the liabilities of that section. Furthermore, the information in this Item 2.02 shall not be deemed to be incorporated by reference into the filings of the Corporation under the Securities Act of 1933.

Item 7.01          Regulation FD Disclosure

On March 14, 2017, the Company issued a press release announcing that together with certain of its subsidiaries, lenders, and ING Capital, LLC, as administrative agent, entered into a new senior credit facility.   A Current Report on Form 8-K providing more details of the agreement will be filed by the Company.

A copy of this press release is attached hereto as Exhibit 99.2

In addition, on March 14, 2017, the Company issued a press release announcing that its Board of Directors approved a share repurchase program authorizing the Company to repurchase up to $10.0 million of the Company’s common stock through December 31, 2019.

Repurchases can be conducted in open market or through private transactions, from time to time, including through purchases made in accordance with Rule 10b plans. The share repurchase program does not obligate the Company to purchase any particular amount of shares of Common Stock and it may be suspended, discontinued or modified at any time at the Company’s discretion and without prior notice.

A copy of this press release is attached hereto as Exhibit 99.3

Item 9.01          Financial Statements and Exhibits

Exhibit No.	Description
Exhibit 99.1	Alaska Communications Systems Group, Inc. Press Release dated March 14, 2017, announcing the release of financial information for fourth quarter and full year 2016.
Exhibit 99.2	Alaska Communications Systems Group, Inc. Press Release dated March 14, 2017, announcing closing of the 2017 Senior Credit Facility.
Exhibit 99.3	Alaska Communications Systems Group, Inc. Press Release dated March 14, 2017, announcing authorization for $10 million share repurchase program.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: March 14, 2017	Alaska Communications Systems Group, Inc.

/s/ Leonard A. Steinberg
Leonard A. Steinberg
Corporate Secretary

Exhibit Index

Exhibit No.	Description
Exhibit 99.1	Alaska Communications Systems Group, Inc. Press Release dated March 14, 2017, announcing the release of financial information for fourth quarter and full year 2016.
Exhibit 99.2	Alaska Communications Systems Group, Inc. Press Release dated March 14, 2017, announcing closing of the 2017 Senior Credit Facility.
Exhibit 99.3	Alaska Communications Systems Group, Inc. Press Release dated March 14, 2017, announcing authorization for $10 million share repurchase program.